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                                                                    EXHIBIT 99.1

               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                        REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, Donald R. Wellendorf, Chief Executive Officer and principal executive officer of Williams GP LLC, the General Partner of Williams Energy Partners L.P., state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Williams Energy Partners L.P., and, except as corrected or supplemented in a subsequent covered report:

                  o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Audit Committee of Williams GP LLC, the General Partner of Williams Energy Partners L.P.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a `covered report':

                  o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Commission of Williams Energy Partners L.P.;

                  o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Williams Energy Partners L.P. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  o        any amendments to any of the foregoing.


/s/ Donald R. Wellendorf                   Subscribed and sworn to
-------------------------                  before me this 14th day of
Donald R. Wellendorf                       August, 2002.
August 14, 2002

[NOTARY STAMP APPEARS HERE]                /s/ Kay D. Kirkes
                                           -------------------------------
                                           Notary Public
                                           My Commission Expires: 1-17-04

THIS EXHIBIT SHALL NOT BE DEEMED FILED FOR PURPOSES OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.